Exhibit 99.1

ORBITAL ENERGY GROUP, INC.

STOCK APPRECIATION RIGHTS AGREEMENT

THIS STOCK APPRECIATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 23, 2021 by ORBITAL ENERGY GROUP, INC., a Colorado corporation (the “Company”) for the benefit of _______________ (the “Participant”).

Grant Date: April 23, 2021

Number of SARs: ______________

Exercise Price per SAR: $2.89

Expiration Date: April 23, 2024

1.    Grant of SARs.

1.1    Intent of Grant. The Compensation Committee of the Company has determined that it would be in the interest of the Company and its stockholders to award the stock appreciation rights provided herein in order to provide the Participant with additional remuneration for services rendered, to encourage the Participant to remain in the employ of the Company or its subsidiaries and to increase the Participant’s personal interest in the continued success and progress of the Company.

1.2    Grant. For the reasons set forth in Section 1.1, and in consideration of the Participant’s continued service to the Company, the Company hereby grants to the Participant the number of stock appreciation rights set forth above (the "SARs"). Each SAR entitles the Participant to receive, on an applicable Payment Date, an amount equal to the excess of (a) the Fair Market Value of a share of Common Stock on the applicable Payment Date, over (b) the Exercise Price (the "Appreciation Value"). For the purposes hereof, the term “Fair Market Value” shall mean the Weighted Average Closing Price for the five (5) trading days immediately preceding the Payment Date as reported on Nasdaq.com.

2.    Payment of Appreciation Value.

2.1    Payment Dates. The SARs will grant immediately. They will vest and the

Appreciation Value shall be payable as to one-third of the SARs at each of the first, second and third anniversaries of the Grant Date (each a “Payment Date”). This Agreement shall expire following the last Payment Date.

2.2    Form of Payment. On each Payment Date, the Participant shall be entitled to a cash payment equal to the Appreciation Value of one-third of the SARs, less any amounts withheld pursuant to Section 4.

3.    Termination of Employment. Unless otherwise determined by the Committee in its sole discretion, the SARs shall terminate, prior to the expiration of the SAR Term, at the times specified below:

3.1    If Participant’s employment with the Company is terminated by the Company for Cause (as defined in the Employment Agreement), then the SAR shall terminate immediately upon termination of Participant’s employment.

3.2    In the event of (i) an involuntary termination of the Participant’s employment by the Company for any reason other than Cause, (ii) the Participant’s death or Disability, or (iii) the Participant’s termination of his employment relationship with the Company for Good Reason (as defined in the Employment Agreement), then the SARs shall continue in full force and effect and the Appreciation Value as to each successive 1/3 of the SARs shall be paid on the successive Payment Dates.

4.    Withholding. Prior to the payment of the Appreciation Value in connection with the exercise of the SARs, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company.

5.    Compliance with Section 409A. It is the intention of the Company that this Agreement be interpreted to comply with the provisions of Section 409A((a)(2), (3) and (4) of the Internal Revenue Code of 1986 (the “Code”). Specifically, the Company intends that the Payment Dates provided for herein constitute a “fixed schedule” for purposes of Code Section 409A(a)((2)(A)(iv). The Company reserves the right to unilaterally amend or modify this Agreement, to the extent the Company considers it necessary or advisable, in its sole discretion, to comply with, or to ensure that the SARs granted hereunder are not subject to, Section 409A of the Code.

6.    No Right to Continued Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any employing subsidiary to terminate the Participant’s employment at any time, with or without cause; subject, however, to the provisions of the Participant’s Employment Agreement.

7.    Transferability. During Participant’s lifetime, the SARs are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”), and, except as otherwise required pursuant to a QDRO, is exercisable only by the Participant or Participant’s court appointed legal representative. The Participant may designate a beneficiary or beneficiaries to whom the SARs shall pass upon Participant’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit A or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of the Participant. If no such designation is made or if the designated beneficiary does not survive the Participant’s death, the SARs shall pass by will or the laws of descent and distribution. Following Participant’s death, on each successive Payment Date, the Appreciation Value shall be paid to the person to whom such SAR passes according to the foregoing and such person shall be deemed the Participant for purposes of any applicable provisions of this Agreement.

8.    Change in Control.

8.1    Effect on SARs. Unless otherwise determined by the Committee at the time of a Change in Control, a Change in Control shall have no effect on the SARs.]

8.2    Cash-out. In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days' advance notice to the Participant, cancel the SARs and pay to the Participant the Appreciation Value of the SARs based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the SAR equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the SAR without the payment of consideration therefor.

8.3    For the purposes hereof, the term “Change in Control” shall mean a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as contemplated in Section 409(a)(2)(v) and the regulations thereunder.

9.    Effect of Company Recapitalization. The Committee may equitably adjust the number of SARs in the event of a change in the capitalization of the Company, such as by a stock split, stock dividend, or other recapitalization event.

10.    Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items"), the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the SARs and (b) does not commit to structure the SARs to reduce or eliminate the Participant's liability for Tax-Related Items.

11.    No Stockholder Rights. The Participant shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock represented by the SARs.

12.    Miscellaneous.

12.1    Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the General Counsel of the Company at the Company's principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant's address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12.2    Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Texas without regard to conflict of law principles.

12.3    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

12.4    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant's beneficiaries, executors, administrators and the person(s) to whom the SARs may be transferred by will or the laws of descent or distribution.

12.5    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each provision of this Agreement shall be severable and enforceable to the extent permitted by law.

12.6    Discretionary Nature of Grant. The grant of the SARs in this Agreement does not create any contractual right or other right to receive any SARs or other awards in the future. Future awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of this Agreement shall not constitute a change or impairment of the terms and conditions of the Participant's employment with the Company.

12.7    Amendment. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee. Without limiting the generality of the foregoing, without the consent of the Grantee, this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Participant or surrender any right or power reserved to or conferred upon the Company in this Agreement, and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Participant with respect to the SARs evidenced hereby without the Participant’s consent, or (iii) to make such other changes as the Company, acting through the Committee, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws.

12.8    No Impact on Other Benefits. The value of the Participant's SARs is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

12.9    Counterparts. This Agreement may be executed in multiple counterparts, and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together will constitute a single binding agreement between and among all parties hereto. Counterparts may be executed by hand or by any electronic signature complying with the U.S. federal ESIGN Act of 2000 (the “ESIGN Act”). Executed counterparts may be delivered via facsimile, electronic mail or other similar transmission method, and any executed counterpart so delivered shall be valid and effective for all purposes. No party shall raise the use of any electronic signature that complies with the ESIGN Act (including www.docusign.com), or the use of a facsimile machine, electronic mail or other similar transmission method as a means to deliver a signature to this Agreement or any amendment hereto as a defense to the formation or enforceability of a contract and each party forever waives any such defense.

12.10    Acceptance. The Participant hereby acknowledges receipt of a copy of this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the SARs subject to all of the terms and conditions of this Agreement. The Participant acknowledges that payment of the Appreciation Value shall be subject to federal income taxation as ordinary compensation income, and not as capital gains or losses.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ORBITAL ENERGY GROUP, INC.

By: ___________________________

Name: William J. Clough

Title: Executive Chairman/CLO

[EMPLOYEE NAME]

By: ___________________________

Name:

Exhibit A to Stock Appreciation Rights Agreement dated as of April 23, 2021.

Orbital Energy Group, Inc.

Stock Appreciation Rights Agreement

Designation of Beneficiary

I, __________________________________________(the “Participant”), hereby declare

that upon my death _________________________________           (the “Beneficiary”) of

Name

__________________________________________________________________

Street Address                                     City                   State          Zip Code

who is my __________________________________ shall be entitled to the

Relationship to Participant

SAR and all other rights accorded the Participant by the above-referenced agreement (the “Agreement”).

It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Participant’s death. If any such condition is not satisfied, such rights shall devolve according to the Participant’s will or the laws of descent and distribution.

It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Participant, and filed with the Company prior to the Participant’s death.

PARTICIPANT:

_________________________________

Print Name:_______________________

Date:_____________________________

         ACCEPTED BY THE COMPANY:

__________________________________

Print Name:________________________

Print Title:_________________________

Date:______________________________